                                                         Exhibit 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                          WH INTERMEDIATE HOLDINGS LTD.
               (Exact name of obligor as specified in its charter)

Cayman Islands                                     98-0379050
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

P.O. Box 309GT
Ungland House, South Church Street
Grand Cayman, Cayman Island
(Address of principal executive offices)           (Zip code)

                          HERBALIFE INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

Nevada                                             22-2695420
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                     HERBALIFE INTERNATIONAL DO BRASIL LTDA.
               (Exact name of obligor as specified in its charter)

Brazil                                             n/a
[also incorporated in Delaware]                    [52-1951822]
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                             HERBALIFE (UK) LIMITED
               (Exact name of obligor as specified in its charter)

England                                            n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                            HERBALIFE EUROPE LIMITED
               (Exact name of obligor as specified in its charter)

England                                            n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                       HERBALIFE INTERNATIONAL FINLAND OY
               (Exact name of obligor as specified in its charter)

Finland                                            n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                  HERBALIFE INTERNATIONAL OF ISRAEL (1990) LTD.
               (Exact name of obligor as specified in its charter)

Israel                                             n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                             HERBALIFE OF JAPAN K.K.
               (Exact name of obligor as specified in its charter)

Japan                                              n/a
[also incorporated in Delaware]                    [52-1959645]
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                 HERBALIFE INTERNACIONAL DE MEXICO, S.A. DE C.V.
               (Exact name of obligor as specified in its charter)

Mexico                                             n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                   HERBALIFE PRODUCTS DE MEXICO, S.A. DE C.V.
               (Exact name of obligor as specified in its charter)

Mexico                                             n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                           HERBALIFE SWEDEN AKTIEBOLAG
               (Exact name of obligor as specified in its charter)

Sweden                                             n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                              HERBALIFE CHINA, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                           95-4732025
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                    HERBALIFE INTERNATIONAL OF AMERICA, INC.
               (Exact name of obligor as specified in its charter)

California                                         95-3954565
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                   HERBALIFE INTERNATIONAL COMMUNICATIONS INC.
               (Exact name of obligor as specified in its charter)

California                                         95-4520868
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                   HERBALIFE INTERNATIONAL DISTRIBUTION, INC.
               (Exact name of obligor as specified in its charter)

California                                         95-4475193
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                     HERBALIFE INTERNATIONAL OF EUROPE, INC.
               (Exact name of obligor as specified in its charter)

California                                         95-4459069
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                             HERBALIFE TAIWAN, INC.
               (Exact name of obligor as specified in its charter)

California                                         95-4534645
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                     HERBALIFE INTERNATIONAL (THAILAND) LTD.
               (Exact name of obligor as specified in its charter)

California                                         95-4594371
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                            WH LUXEMBOURG CM S.a.R.L.
               (Exact name of obligor as specified in its charter)

Luxembourg                                         n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                  WH LUXEMBOURG INTERMEDIATE HOLDINGS S.a.R.L.
               (Exact name of obligor as specified in its charter)

Luxembourg                                         n/a
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

                         WH LUXEMBOURG HOLDINGS S.a.R.L.
               (Exact name of obligor as specified in its charter)

Luxembourg                                         98-0379866
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, California                            90067
(Address of principal executive offices)           (Zip code)

     11-3/4% Series B Senior Subordinated Notes due July 15, 2010 (Title of
                            the indenture securities)

1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO
      THE TRUSTEE:

      (A)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
            AUTHORITY TO WHICH IT IS SUBJECT.


               Name                                    Address

      Superintendent of Banks of the        2 Rector Street, New York,
      State of New York                     N.Y.  10006, and Albany, N.Y.
                                            12203
      Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                            N.Y.  10045
      Federal Deposit Insurance             Washington, D.C.  20429
      Corporation
      New York Clearing House               New York, New York   10005
      Association

      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
            POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No.
            33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of November, 2002.


                                   THE BANK OF NEW YORK


                                    By: /S/    MARY LAGUIMINA
                                        -------------------------------------
                                        Name:  MARY LAGUIMINA
                                        Title: VICE PRESIDENT

                                                                       EXHIBIT 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 Dollar Amounts
                                                                  In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..          $ 2,850,111
   Interest-bearing balances...........................            6,917,898
Securities:
   Held-to-maturity securities.........................            1,201,319
   Available-for-sale securities.......................           13,227,788
Federal funds sold in domestic offices.................            1,748,562
Securities purchased under agreements to
   resell.............................................               808,241
Loans and lease financing receivables:
   Loans and leases held for sale................                    974,505
   Loans and leases, net of unearned
     income...............36,544,957
   LESS: Allowance for loan and
     lease losses............578,710
   Loans and leases, net of unearned
     income and allowance..............................           35,966,247
Trading Assets.........................................            6,292,280
Premises and fixed assets (including capitalized
   leases).............................................              860,071
Other real estate owned................................                  660
Investments in unconsolidated subsidiaries and
   associated companies................................              272,214
Customers' liability to this bank on acceptances
   outstanding.........................................              467,259
Intangible assets......................................
   Goodwill............................................            1,804,922
   Other intangible assets.............................               70,679
Other assets...........................................            4,639,158
                                                                 -----------

Total assets...........................................          $78,101,914

LIABILITIES
Deposits:
   In domestic offices.................................          $29,456,619
   Noninterest-bearing.......................                     11,393,028
   Interest-bearing..........................                     18,063,591
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................           26,667,608
   Noninterest-bearing..........................                     297,347
   Interest-bearing..........................                     26,370,261
Federal funds purchased in domestic
  offices...........................................               1,422,522
Securities sold under agreements to repurchase.........              466,965
Trading liabilities....................................            2,946,403
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                1,844,526
Bank's liability on acceptances executed and
   outstanding.........................................              469,319
Subordinated notes and debentures......................            1,840,000
Other liabilities......................................            5,998,479
                                                                 -----------
Total liabilities......................................          $71,112,441
                                                                 ===========
Minority interest in consolidated
   subsidiaries......................................                500,154

EQUITY CAPITAL

Perpetual preferred stock and related
   surplus...........................................                      0
Common stock...........................................            1,135,284
Surplus................................................            1,055,509
Retained earnings......................................            4,244,963
Accumulated other comprehensive income.........                     (53,563)
Other equity capital components.....................                       0
Total equity capital...................................            6,489,319
                                                                 -----------
Total liabilities minority interest and equity capital.          $78,101,914
                                                                 ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                    Thomas J. Mastro,
                                Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                    Directors
Alan R. Griffith